SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 1, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                        95-4479735
         ----------                                   --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 2

Item 5. Other Matters

     A purported shareholder class action lawsuit has been filed in Delaware Chancery Court against the Company and its principal shareholders and directors alleging, among other things, that the individual defendants had violated certain fiduciary duties owed the minority shareholders by announcing the principal shareholders' offer to cash out the minority shareholders in a "going private" transaction at a price of $3.00 per share. The complaint also asserts that the defendants were using the proposed going private transaction to avoid disclosure of accounting problems that resulted in the restatement of the Company's financial statements, which were filed with the Securities and Exchange Commission on June 26, 2003. The plaintiffs are seeking to enjoin the completion of the going private transaction, damages and attorneys' fees.

Item 7. Financial Statements and Exhibits

(a) Financial Statements

     Not Applicable

(b) Pro Forma Financial Information

     Not Applicable

(c) Exhibits

     99.1 Press Release Dated July 3, 2003.

     99.2 Class Action Complaint filed in court of Chancery of the State of Delaware.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 9, 2003                         THE SPORTS CLUB COMPANY, INC.


                                             By:      /s/ Timothy O'Brien
                                                 ----------------------------
                                                      Timothy O'Brien,
                                                      Chief Financial Officer

                                                                   EXHIBIT 99.1

                                  NEWS RELEASE



For Immediate Release                                     CONTACT:
                                                          Rex Licklider, Co-CEO
                                                          (310) 479-5200


LOS ANGELES, CA (July 3, 2003) -- The Sports Club Company, Inc. (AMEX: SCY) announced today that a purported shareholder class action lawsuit had been filed in Delaware Chancery Court Tuesday against the Company and its principal shareholders and directors alleging, among other things, that the individual defendants had violated certain fiduciary duties owed the minority shareholders by announcing the principal shareholders' offer to cash out the minority shareholders in a "going private" transaction at a price of $3.00 per share. The complaint also asserts that the defendants were using the proposed going private transaction to avoid disclosure of accounting problems that resulted in the restatement of the Company's financial statements, which were filed with the Securities and Exchange Commission last week. The plaintiffs are seeking to enjoin the completion of the going private transaction, damages and attorneys' fees.

"The complaint is wholly without merit and reflects a complete misunderstanding of the status of the proposal, in that it seeks to enjoin a transaction that has not been approved by the independent special committee of the Board of Directors, " stated Rex A. Licklider, co-chief executive officer and one of the named defendants in the lawsuit. "Furthermore, the Company's restated financial statements do not materially change its reported results of operations for the periods covered by them and are not expected to have any impact on the proposed going private transaction, which was initiated before management became aware of the issues that caused the restatement," Mr. Licklider continued. "Needless to say, we intend to vigorously defend what we consider to be a frivolous action."

The Sports Club Company, Inc., based in Los Angeles, California, owns and operates luxury sports and fitness complexes nationwide under the brand name, "The Sports Club/LA."

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of such terms as "may," "will," "expects," "believes," and similar expressions and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. These forward-looking statements only speak as of the date of this press release. The Sports Club Company expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements contained herein to reflect any change in management's expectations with regard thereto or any change in events, conditions or circumstances on which any such forward-looking statement is based.

                                       ###

                                                                   EXHIBIT 99.2

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY

RONALD FRANKEL, on behalf of
himself and all other similarly
situated,

                    Plaintiffs,

                          v.                               C.A. No. 20396-NC

THE SPORTS CLUB C OMPANY, INC.,
D. MICHAEL TALLA, REX A.
LICKLIDER, MILLENNIUM PARTNERS
LLC, KAYNE ANDERSON CAPITAL
ADVISORS L.P., NANETTE PATTEE
FRANCINI, BRIAN J. COLLINS,
ANDREW L. TURNER, GEORGE J.
VASILAKOS and CHARLES A. NORRIS,

                     Defendants.

                             CLASS ACTION COMPLAINT
                             ----------------------

     Plaintiff Ronald Frankel ("Plaintiff"), by his attorneys Klett Rooney Lieber & Schorling and Beatie and Osborn LLP, alleges as follows:
     1. Plaintiff is, and has been at all relevant times, the owner of shares of the common stock of The Sports Club Company, Inc. ("Sports Club" or the "Company").
     2. The transaction at issue in this lawsuit is a proposed offer from: D. Michael Talla, Chairman of the Board, Co-Chief Executive Officer, and principal shareholder of Sports Club; Rex A. Licklider, Vice Chairman of the Board, Co-Chief Executive Officer, and principal shareholder of Sports Cub; Millennium Partners LLC, principal shareholder of Sports Club; Kayne Anderson Capital Advisors L.P., principal shareholder of Sports Club; and, Palisade Concentrated Equity Partnership, L.P. to acquire 100% ownership of Sports Cub at an unreasonably low price per share in order to mask accounting improprieties as a result of the Company's May 23, 2003 announcement that it will be required to restate its financial statements for prior periods.

     3. Defendant Sports Club is a corporation organized and existing under the laws of the State of Delaware; maintains its principal corporate offices at 11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025; and owns and operates luxury sports and fitness complexes nationwide, primarily under the brand name "The Sports Club/LA".
     4. Defendant D. Michael Talla ("Talla") currently owns approximately 4.2 million shares (23%) of common stock of Sports Club (with shared voting power for approximately 6.3 million shares).
     5. Defendant Rex A. Licklider ("Licklider") and the Licklider Living Trust currently own approximately 1.8 million shares (10%) of common stock of Sports Club and 2,000 shares of series C Convertible Preferred Stock of Sports Club which is convertible into 666,666 shares of common stock of Sports Club.
     6. Defendant Millennium Partners LLC ("Millennium") is a limited liability company organized and existing under the laws of the State of New York; has its principal place of business at 1995 Broadway, New York, New York 10023; together with its affiliates, currently owns approximately 6.1 million shares (33%) of common stock of Sports Club; and has the authority to designate one member of the Board of Directors of Sports Club.
     7. Defendant Kayne Anderson Capital Advisors L.P. ("Kayne Anderson") is a California limited partnership; has its principal place of business at 180 Avenue of the Stars, Second Floor, Los Angeles, California 90067; currently owns approximately seven hundred ninety thousand (790,000) shares (4%) of common stock of Sports Club; currently owns Series B Convertible Preferred Stock of Sports Cub which carries voting rights and is convertible into 3.5 million shares of common stock of Sports Club; and has the authority to designate one member of the Board of Directors of Sports Club.
     8. Defendant Brian J. Collins is a member of the Board of Directors of Sports Club and was designated as such by Millennium.
     9. Defendant Charles A. Norris is a member of the Board of Directors of Sports Cub and was designated as such by Kayne Anderson.
     10. Defendants Nanette Pattee Francini, Andrew L. Turner and George J. Vasilakos are the remaining members of the Board of Directors of Sports Club.

     11. Defendants D. Michael Talla, Rex A. Licklider, Millennium and Kayne Anderson are together controlling shareholders of Sports Club.
     12. By virtue of their positions as officers, directors, and/or controlling shareholders of Sports Club, the defendants owe plaintiff and the other Sports Club shareholders the highest obligation of good faith, fair dealing, loyalty and due care.
                            CLASS ACTION ALLEGATIONS
                            ------------------------
     13. Plaintiff brings this action on behalf of himself and, pursuant to Delaware law, as a shareholders' class action on behalf of all owners of Sports Club common stock and their successors in interest.
     14. This action is properly maintainable as a class action for the following reasons:
     (a) exclusive of defendants, the class is so numerous that joinder of all members is impracticable (more than 5 million shares of Sports Cub common stock are held by hundreds if not thousands of shareholders throughout the country);
     (b) questions of law and fact are common to the class, including, inter alia, the following:
          (i) did defendants breach the fiduciary and other common law duties they owe to plaintiff and the members of the class;
          (ii) are defendants attempting to acquire Sports Club and eliminate its public shareholders without adequate disclosure and in violation of the laws of the State of Delaware;
          (iii)were the  defendants  able to  negotiate  at  arms-length  and in good-faith on behalf of Sports Club's public shareholders; and
          (iv) is the class entitled to injunctive relief or damages as a result of the wrongful conduct of the defendants.
     (c) plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature;
     (d) plaintiff's claims are similar to those of the other members of the class; and
     (e)  plaintiff has no interests that are adverse to the class.

     15. The prosecution of separate actions by individual members of the class would create the risk of inconsistent or varying adjudications for individual members of the class and of establishing incompatible standards of conduct for defendants.
     16. Conflicting adjudications for individual members of the class might as a practical matter be dispositive of the interests of the other members not parities to the adjudications or substantially impair or impede their ability to protect their interests.
                                      FACTS
                                      -----
     17. On April 4, 2003, defendants Talla, Licklider, Millennium and Kayne Anderson, along with Palisade Concentrated Equity Partnership, L.P., submitted a letter to the Board of Directors of Sports Club proposing to acquire all of the outstanding shares of common stock of Sports Club for $3.00 per share.
     18. Shortly thereafter, on May 23, 2003, the Company announced that it would delay the filing of its first quarter financial results for 2003 because of recently discovered accounting irregularities requiring restatement of certain financial statements.
     19. According to the Company's announcement, during the course of their review of Sports Club's first quarter results, the Company's auditors discovered certain accounting irregularities, specifically the Company's failure to record private training revenues in accordance with Generally Accepted Accounting Principles ("GAAP").
     20. On May 23, 2003, the Company's stock was immediately halted from trading by the United States Securities and Exchange Commission, and continues to be suspended from trading. As of June 7, 2003, Sports Club has yet to file its first quarter financial results specifying the amount of the proposed restatements, the periods for which financial statements will have to be restated, and specifically what accounts will require restatement.
     21. Among other reasons, the proposed transaction to take the Company private was instituted by the Company's insiders in order to avoid disclosure of the nature and scope of the accounting irregularities perpetrated by the Company's management.
     22. The proposed purchase price does not represent the true value of the assets and future prospects of Sports Club, which owns and operates luxury health and fitness clubs in California, Massachusetts, New York and Washington, D.C.

     23. In addition, by timing the going-private offer to coincide with the announcement of the restatement, the insiders are able to take advantage of the market's uncertainty and fear generated by the announcement to purchase the Company's shares at a depressed price.
     24. Because defendants Talla, Licklider, Millennium and Kayne Anderson stand on both sides of the proposed transaction, they have an inherent conflict of interest and are therefore attempting to purchase Sports Club's shares at an unfair price, under unfair terms, and without complete disclosure at the expense of the public shareholders.
     25. The proposed transaction to take Sports Club private at the stated price is being conducted in breach of the fiduciary duties owed by the defendants to plaintiff and Sports Club's other shareholders.
     26. The proposed purchase price of $3.00 per share does not represent the true value of the assets and future prospects underlying each share of Sports Club.
     27. For example, Sports Club's revenue for the year ended December 31, 2002, rose 20 percent from the prior year to approximately $122.5 million. Sports Club's 20% revenue growth rate is substantially higher than the industry average of approximately 5.8%.
     28. Sports Club reported total assets of more than $186 million, or $10 per share, at the end of 2002.
     29. In 2002 and 2001, Sports Club opened five large new health and fitness clubs and therefore incurred a high level of pre-opening expenses. Since 2001, the pre-opening expenses have markedly declined and the Company is now positioned to recognize the added revenue and profits to be generated by these new health clubs. In 2001, the Company incurred $5.9 million in pre-opening expenses; in 2003 pre-opening expenses amounted to only $130,000.
     30. Sports Club is a viable business worth far more than the proposed purchase price of $3.00 per share, and defendants are therefore breaching their fiduciary duty by permitting the sale of the Company at that price.

                                     COUNT I

                           Breach of Fiduciary Duties
                             Against the Defendants

     31. Plaintiff repeats and realleges each and every allegation as if set forth here in full.
     32. The proposed offer does not represent the true value of the assets and future prospects of Sports Club, does not adequately reflect the value of the Sports Club common stock, and was arranged in violation of the fiduciary duties of Sports Clubs' officers, directors, and controlling shareholders.
     33. Defendants Talla, Licklider, Millennium and Kayne Anderson have breached their fiduciary duty to plaintiff and the class because they are attempting to use their combined position as controlling shareholders in order to acquire the outstanding shares of Sports Club at an unfair price, under unfair terms, through improper means and with inadequate disclosure to the public shareholders of Sports Club.
     34. The individual defendants have a duty to act independently to protect the interests of Sport Club's public stockholders; must ensure that no conflicts of interest exist between them and the interests of Sports Club's public stockholders; and if a conflict exists, must ensure all conflicted issues are independently resolved in the best interest of Sports Club's public stockholders.
     35. Defendants have breached their fiduciary duties to plaintiff and others similarly situated by not renegotiating and/or reformulating the terms of the offer.
     36. As it is presently constituted, the proposed offer is unfair to plaintiffs and others similarly situated, and is designed to enrich defendants Talla, Licklider, Millennium and Kayne Anderson at the expense of plaintiff and the other class members.
     37. Absent injunctive relief for the benefit of the Company, plaintiff and Sports Clubs' other public stockholders will irreparably harmed.
     38. Plaintiff and the class have no adequate remedy at law.

     WHEREFORE, plaintiff demands judgment against the defendants jointly and severally, as follows:
     (1) declaring this action to be a class action and certifying plaintiff as the class representative and his counsel as class counsel;
     (2) enjoining, preliminarily and permanently, the proposed transaction between Sports Club and Talla, Licklider, Millennium, Kayne Anderson and Palisade Concentrated Equity Partnership, L.P.;
     (3) in the event that the transaction is consummated prior to the entry of this Court's final judgment, rescinding it or awarding to plaintiff and the class recessional damages;
     (4) directing that defendants account to plaintiff and the other members of the class for all damages caused by them and account for all profits and any special benefits obtained as a result of their breaches of their fiduciary duties;
     (5) awarding to plaintiff the costs and disbursements of this action, including a reasonable allowance for the fees and expenses of plaintiff's attorneys and experts; and
     (6) granting plaintiff and the other members of the class any further relief the Court deems just and proper.
                                          KLETT ROONEY LIEBER & SCHORLING

OF COUNSEL:                               /s/ Daniel B. Rath
                                          ---------------------
BEATIE AND OSBORN LLP                     Daniel B. Rath, Esq.
Daniel A. Osborn                          Rebecca L. Butcher, Esq.
Eduard Korsinsky                          The Brandywine Building
521 Fifth Avenue, 34th Floor              1000 West Street, Suite 1410
New York, New York 10175                  Wilmington, Delaware 19801
(212) 888-9000                            (302) 552-4200

Dated: July 30, 2003                      Attorneys for Plaintiff and the Class